                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:    Transamerica Partners Balanced  Portfolio     Security Description:  (UDR) Secondary
         -----------------------------------------                            --------------

Issuer:  UDR, Inc.                                     Offering Type:         US Registered
         ---------                                                            -------------

                                                                                                         IN COMPLIANCE
        REQUIRED INFORMATION                             ANSWER            APPLICABLE RESTRICTION           (YES/NO)
        -------------------------------------------   ------------   ---------------------------------   -------------
 1.     Offering Date                                  07/13/2011    None                                     YES

 2.     Trade Date                                     07/13/2011    Must be the same as #1                   YES

 3.     Unit Price of Offering                           $25.00      None                                     YES

 4.     Price Paid per Unit                              $25.00      Must not exceed #3                       YES

 5.     Years of Issuer's Operations                   MORE THAN 3   Must be at least three years *           YES

 6.     Underwriting Type                                 FIRM       Must be firm                             YES

 7.     Underwriting Spread                               $1.00      Sub-Adviser determination to be          YES
                                                                     made
 8.     Total Price paid by the Fund                     $30,000     None                                     YES

 9.     Total Size of Offering                        $450,000,000   None                                     YES

10.     Total Price Paid by the Fund plus Total        $18,160,000   #10 divided by #9 must not exceed        YES
        Price Paid for same securities                               25% **
        purchased by the same Sub-Adviser for
        other investment companies

11.     Underwriter(s) from whom the Fund              WELLS FARGO   Must not include Sub-Adviser             YES
        purchased (attach a list of ALL               ADVISORS LLC   affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES       Must be "Yes" or "N/A"                   YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                          -s-
                                          --------------------------------------
                                          Anna K. Jensen, Vice President
                                          J.P. Morgan Investment Management, Inc

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:    Transamerica Partners Balanced Portfolio      Security Description:  (COF) Secondary
         ----------------------------------------                             ---------------

Issuer:  Capital One Financial Corporation             Offering Type:         US Registered
         ---------------------------------                                    ---------------

                                                                                                         IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER           APPLICABLE RESTRICTION            (YES/NO)
        -------------------------------------------   ------------   ---------------------------------   -------------
 1.     Offering Date                                 07/14/2011     None                                    YES

 2.     Trade Date                                    07/14/2011     Must be the same as #1                  YES

 3.     Unit Price of Offering                          $50.00       None                                    YES

 4.     Price Paid per Unit                             $50.00       Must not exceed #3                      YES

 5.     Years of Issuer's Operations                  MORE THAN 3    Must be at least three years *          YES

 6.     Underwriting Type                                FIRM        Must be firm                            YES

 7.     Underwriting Spread                              $1.50       Sub-Adviser determination to be         YES
                                                                     made
 8.     Total Price paid by the Fund                   $230,000                                              YES
                                                                     None

 9.     Total Size of Offering                       $2,000,000,000  None                                    YES

10.     Total Price Paid by the Fund plus Total       $22,265,000    #10 divided by #9 must not exceed       YES
        Price Paid for same securities                               25% **
        purchased by the same Sub-Adviser for
        other investment companies

11.     Underwriter(s) from whom the Fund          BARCLAYS BANK PLC Must not include Sub-Adviser            YES
        purchased (attach a list of ALL                              affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead             YES         Must be "Yes" or "N/A"                  YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                          -s-
                                          --------------------------------------
                                          Anna K. Jensen, Vice President
                                          J.P. Morgan Investment Management, Inc

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:    Transamerica Partners Balanced  Portfolio     Security Description:  (AVB) Secondary
         -----------------------------------------                            ---------------

Issuer:  AvalonBay Communities, Inc.                   Offering Type:         US Registered
         ----------------------------                                         -------------

                                                                                                         IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER           APPLICABLE RESTRICTION           (YES/NO)
        -------------------------------------------   ------------   ---------------------------------   -------------
 1.     Offering Date                                  08/17/2011    None                                       YES

 2.     Trade Date                                     08/17/2011    Must be the same as #1                     YES

 3.     Unit Price of Offering                           $128.25     None                                       YES

 4.     Price Paid per Unit                              $128.25     Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3   Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM       Must be firm                               YES

 7.     Underwriting Spread                               $4.49      Sub-Adviser determination to be            YES
                                                                     made

 8.     Total Price paid by the Fund                     $38,475     None                                       YES

 9.     Total Size of Offering                        $654,075,000   None                                       YES

10.     Total Price Paid by the Fund plus Total       $51,556,500    #10 divided by #9 must not exceed          YES
        Price Paid for same securities                               25% **
        purchased by the same Sub-Adviser for
        other investment companies

11.     Underwriter(s) from whom the Fund         MORGAN STANLEY AND Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                  COMPANY     affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES       Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                          -s-
                                          --------------------------------------
                                          Anna K. Jensen, Vice President
                                          J.P. Morgan Investment Management, Inc

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:    Transamerica Partners Balanced  Portfolio     Security Description:  (DLPH) IPO
         -----------------------------------------                            ----------

Issuer:  Delphi Audomotive PLC                         Offering Type:         US Registered
         ---------------------                                                -------------

                                                                                                         IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION      (YES/NO)
        -------------------------------------------   ------------   ---------------------------------   -------------
 1.     Offering Date                                  11/17/2011    None                                       YES

 2.     Trade Date                                     11/17/2011    Must be the same as #1                     YES

 3.     Unit Price of Offering                           $22.00      None                                       YES

 4.     Price Paid per Unit                              $22.00      Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3   Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM       Must be firm                               YES

 7.     Underwriting Spread                               $1.38      Sub-Adviser determination to be            YES
                                                                     made

 8.     Total Price paid by the Fund                     $28,600     None                                       YES

 9.     Total Size of Offering                        $529,734,194   None                                       YES

10.     Total Price Paid by the Fund plus Total        $1,799,600    #10 divided by #9 must not exceed          YES
        Price Paid for same securities                               25% **
        purchased by the same Sub-Adviser for
        other investment companies

11.     Underwriter(s) from whom the Fund             GOLDMAN SACHS  Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                  AND CO.     affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES       Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed below
        given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                          -s-
                                          --------------------------------------
                                          Anna K. Jensen, Vice President
                                          J.P. Morgan Investment Management, Inc

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund:    Transamerica Partners Mid Value               Security Description:  (DNKN) IPO
         --------------------------------                                     ----------

Issuer:  Dunkin' Brands Group, Inc.                    Offering Type:         US Registered
         --------------------------                                           -------------

                                                                                                         IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION      (YES/NO)
        -------------------------------------------   ------------   ---------------------------------   -------------
 1.     Offering Date                                  07/27/2011    None                                       YES

 2.     Trade Date                                     07/27/2011    Must be the same as #1                     YES

 3.     Unit Price of Offering                           $19.00      None                                       YES

 4.     Price Paid per Unit                              $19.00      Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3   Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM       Must be firm                               YES

 7.     Underwriting Spread                               $1.24      Sub-Adviser determination to be            YES
                                                                     made

 8.     Total Price paid by the Fund                    $140,600     None                                       YES

 9.     Total Size of Offering                        $422,750,000   None                                       YES

10.     Total Price Paid by the Fund plus Total        $7,491,700    #10 divided by #9 must not exceed          YES
        Price Paid for same securities                               25% **
        purchased by the same Sub-Adviser for
        other investment companies

11.     Underwriter(s) from whom the Fund          BARCLAYS BANK PLC Must not include Sub-Adviser               YES
        purchased (attach a list of ALL                              affiliates ***
        syndicate members)

12.     If the affiliate was lead or co-lead               YES       Must be "Yes" or "N/A"                     YES
        manager, was the instruction listed
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                          -s-
                                          --------------------------------------
                                          Anna K. Jensen, Vice President
                                          J.P. Morgan Investment Management, Inc

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund